Acquisition	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisition

NOTE 4 — Acquisition

In December 2016, the Company acquired all the outstanding capital stock of GH Electrotermia S.A. (“GH”), headquartered in Valencia, Spain, for $23.4 million in cash (net of $6.3 million cash acquired), plus the assumption of $13.9 million in debt. The allocation of the purchase price, which is materially unchanged from December 31, 2016, is subject to finalization of the Company’s determination of the fair value of assets acquired and liabilities assumed as of the acquisition date. The Company has not yet finalized its analysis of the fair value of property, plant and equipment; intangible assets; noncontrolling interests; deferred taxes and certain other assets and liabilities. The final allocation is expected to be completed as soon as practicable but no later than twelve months after the acquisition date. In addition, the purchase agreement stipulates potential contingent consideration of up to $2.1 million based on achievement of certain EBITDA targets for 2016 and 2017. The estimated fair value of the contingent consideration, valued using level 3 inputs, was approximately $1.1 million as of March 31, 2017 and December 31, 2016.

NOTE 3 — Acquisitions

In December 2016, the Company acquired all the outstanding capital stock of GH Electrotermia S.A. (“GH”), headquartered in Valencia, Spain, for $23.4 million in cash (net of $6.3 million cash acquired), plus the assumption of $13.9 million in debt. GH, which had 2016 revenues of approximately $55 million , is a global leader in the design, manufacturing and testing of induction heating equipment and heat treat solutions; operates through its locations in Spain, India, Germany, China and the United States; and strengthens our position as the global leader of induction products and adds key technologies to our already diverse portfolio of induction hardening capabilities. The purchase agreement provides payment of contingent consideration of up to $2.1 million based on achievement of certain EBITDA targets over 2016 and 2017. The estimated fair value of the earn-out, valued using level 3 inputs, was approximately $1.1 million at the date of the acquisition.

The allocation of the purchase price is subject to finalization of the Company’s determination of the fair value of assets acquired and liabilities assumed as of the acquisition date and could materially differ from those presented above. The Company has not yet finalized its analysis of the fair value of property, plant and equipment; intangible assets; noncontrolling interest, deferred taxes and certain other assets and liabilities. The final allocation is expected to be completed as soon as practicable but no later than twelve months after the acquisition date. Below is the estimated purchase price allocation related to the acquisition of GH:

(In millions)
Net assets acquired	$24.7
Goodwill	6.1

Total consideration	30.8
Less:
Cash acquired	(6.3)
Contingent consideration	(1.1)

Cash paid for acquisition, net of cash acquired	$23.4

In December 2014, the Company acquired all the outstanding capital stock of Saet S.p.A. (“Saet”) for $ 22.1 million in cash. Saet is a leader in the design, manufacturing and testing of induction heating equipment and heat treat solutions through its locations in Italy, China, India and Tennessee. The financial results of Saet are included in the Company’s Engineered Products segment from the date of acquisition.

In October 2014, the Company acquired all the outstanding capital stock of Autoform Tool and Manufacturing (“Autoform”) for a total purchase consideration of $48.9 million in cash. The acquisition was funded from borrowings under the revolving credit facility provided by the Credit Agreement. Autoform is a supplier of high pressure fuel lines and fuel rails used in Gasoline Direct Injection systems across a large number of engine platforms. Autoform’s production facilities are located in Indiana. The financial results of Autoform are included in the Company’s Assembly Components segment from the date of acquisition.

In June 2014, the Company acquired all the outstanding capital stock of Apollo Aerospace Group (“Apollo”) for $ 6.5 million, net of cash acquired. Apollo is a supply chain management services company providing Class C production components and supply chain solutions to aerospace customers worldwide. The financial results of Apollo are included in the Company’s Supply Technologies segment from the date of acquisition.

The Apollo purchase agreement provided for potential payment of contingent consideration of up to $2.4 million based on achievement of certain EBITDA targets over two years . In the third quarter of 2016, the Company paid $2.0 million for this earn-out.